                                                                  EXHIBIT 10.9

                          AMENDMENT NUMBER ONE TO
                          -----------------------

                              CONVERTIBLE NOTE
                              ----------------

        This Amendment Number One dated November 25, 1997 to that certain Convertible Note (the "Note") dated October 21, 1996 issued by ENACT Health Management Systems, a California corporation ("ENACT"), to Nippon Enterprises Development Corp. ("NED").

                                  RECITALS
                                  --------

        A. ENACT issued the Note to NED in consideration for certain funds loaned by NED to ENACT.

        B. Both ENACT and NED desire to amend the Note to extend the term and increase the conversion rate.

        NOW, THEREFORE, based on these premises and in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

                                  AGREEMENT
                                  ---------

        1. The first sentence of third paragraph of the Note is hereby amended to read in its entirety as follows:

            "Subject to the terms and limitations of this Convertible Note, the Company may borrow under this Convertible Note, and the term of this Convertible Note shall be, from the date hereof until December 31, 1998, at which time all unpaid principal and interest shall be due and payable in full."

        2. Section 1.3 of the Note is hereby amended to read in its entirety as follows:

            "1.3 "Conversion Share Price" shall mean the product of (X) price at which a share of the Securities is sold in the Equity Financing multiplied by (Y) 0.5; provided, however, that if such product is less than $6.00 per share, such Conversion Share Price shall be deemed to be $6.00."

        3.  The Note, as amended hereby, shall remain in full force in effect.

        4. This Amendment may be executed in counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

ENACT Health Management Systems


By: /s/ Henry Evans
    --------------------------------
    Henry Evans
    Chief Financial Officer


Accepted by:
Nippon Enterprises Development Corp.

By: /s/ Yuji Ito
    --------------------------------

Name: Yuji Ito
      ------------------------------

Title: General Manager
       -----------------------------

                            AMENDMENT NUMBER TWO TO
                            -----------------------

                               CONVERTIBLE NOTE
                               ----------------


        This Amendment Number Two dated December 31, 1997 to that certain Convertible Note (the "Note") dated October 21, 1996 issued by ENACT Health Management Systems, a California corporation ("ENACT"), to Nippon Enterprises Development Corp. ("NED").

                                   RECITALS
                                   --------

        A. ENACT issued the Note to NED in consideration for certain funds loaned by NED to ENACT.

        B. Both ENACT and NED desire to amend the Note to increase the funds available.

        NOW, THEREFORE, based on these premises and in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:


                                   AGREEMENT
                                   ---------

        1. The first sentence of the first paragraph of the Note is hereby amended to read in its entirety as follows:

                "ENACT Health Management Systems, a California corporation (the "Company"), for value received, hereby promises to pay to Nippon Enterprise Development Corp. or its registered assigns ("Holder"), the principal sum of One Million Dollars ("$1,000,000.00), or so much thereof as may have been advanced by the Holder, with interest (computed on the basis of a 365-day year) on the unpaid amount thereof at the rate of LIBOR (which shall mean "LIBOR" as that term is used and quoted from time to time by The Wall Street Journal) plus two and one-half (2.5%) per annum, compounded annually, from the date thereof (the "Rate")."

        2. Section 1.3 of the Note is hereby amended to read in its entirety as follows:

                "1.3 "Conversion Share Price" shall mean (i) for the first $500,000 converted, the product of (X) price at which a share of the Securities is sold in the Equity Financing multiplied by (Y) 0.5 and (ii) for any principal and interest converted in excess of $500,000, the product of (X) price of which a share of Securities is sold in the Equity Financing multiplied by (Y) 0.75; provided, however, that if either such product is less than $6.00 per share, such Conversion Share Price shall be deemed to be $6.00."

        3.  The Note, as amended hereby, shall remain in full force and effect.

        4. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.


ENACT Health Management Systems


By: /s/ Henry Evans
   ------------------------------
   Henry Evans
   Chief Financial Officer


Accepted by:
Nippon Enterprises Development Corp.


By: /s/ Yuji Ito
   ------------------------------
Name: Yuji Ito
     ----------------------------
Title: General Manager
      ---------------------------

                                       2